                                                                    Exhibit 10.4


                                                              (domestic version,
                                                              which is the same
                                                              in all material
                                                              respects as the
                                                              international
                                                              version)



                           KORN/FERRY INTERNATIONAL
                           ------------------------

                          WORLDWIDE EXECUTIVE BENEFIT
                          ---------------------------

                              LIFE INSURANCE PLAN
                              -------------------

                              FOR U.S. EXECUTIVES
                              -------------------

                           KORN/FERRY INTERNATIONAL
                           ------------------------

                          WORLDWIDE EXECUTIVE BENEFIT
                          ---------------------------

                              LIFE INSURANCE PLAN
                              -------------------

                              FOR U.S. EXECUTIVES
                              -------------------



                                   PREAMBLE
                                   --------

          The purpose of this Korn/Ferry International Worldwide Executive Benefit ("WEB") Life Insurance Plan for U.S. Executives (the "Plan") is to provide life insurance coverage for eligible individuals who are Vice Presidents or above and shareholders of Korn/Ferry International (the "Company") and its Affiliates and are eligible under the Company's U.S. group life insurance plan. In general, this Plan will cover eligible individuals who are United States citizens, permanent legal residents and taxpayers. The Plan will be effective as of January 1, 1997.



                                   ARTICLE I

                                  DEFINITIONS
                                  -----------



          When used herein, the following words shall have the following meanings unless the content clearly indicates otherwise:

           1.1   Affiliates. "Affiliates" means subsidiary and affiliated
                 ----------
companies of Korn/Ferry International.

           1.2   Annual Benefits Schedule. "Annual Benefits Schedule" means a
                 ------------------------
written schedule in the form attached to this Plan which will be issued annually by the Company to notify Participants of the amount of their life insurance coverage available under this Plan and may be changed by the Company from time to time in its complete and sole discretion.

          1.3    Annual Benefit Statement. "Annual Benefit Statement" means an
                 ------------------------
annual written statement which will be issued by the Company to notify each Participant of the amount (in U.S. dollars) of his or her life insurance coverage under the Plan for the applicable year.

          1.4    Base Salary. "Base Salary" means a Participant's annual base
                 -----------
salary as of the first day of the month in which he or she is enrolled in the Plan and thereafter as of May 1 preceding the last Coverage Adjustment Date preceding his or her death, prior to deductions for deferrals under any Company sponsored qualified or non-qualified plans. Base salary excludes all bonuses, incentive and supplemental compensation and other payments and benefits, except fixed base salary.

          1.5    Beneficiary. "Beneficiary" means the person or persons
                 -----------
designated as such in accordance with Article VI.

          1.6    Board. "Board" means the Board of Directors of Korn/Ferry
                 -----
International or any committee thereof acting within the scope of its authority.

          1.7    Code. "Code" means the Internal Revenue Code of 1986, as
                 ----
amended from time to time.

          1.8    Committee. "Committee" means the administrative committee
                 ---------
appointed by the Board to administer the Plan pursuant to Article VII.

          1.9    Company. "Company" means Korn/Ferry International and, whenever
                 -------
applicable, its Affiliates.

          1.10  Coverage Adjustment Date.  "Coverage Adjustment Date" means June
                ------------------------
1 of each year (or any other date selected by the Committee from time to time in its discretion), on which changes or increases in life insurance coverage will take effect.

          1.11  Economic Benefit.  "Economic Benefit" means the value of the
                ----------------
economic benefit of life insurance coverage under this Plan for income tax purposes, determined based on the Code, revenue rulings issued by the Internal Revenue Service and other applicable authorities.

          1.12  Effective Date.  "Effective Date" means January 1, 1997.
                --------------

          1.13  ERISA.  "ERISA" means the Employee Retirement Income Security
                -----
Act of 1974, as amended from time to time.

          1.14  Insurance Company.  "Insurance Company" means an insurance
                -----------------
company selected by the Company to provide life insurance coverage for Participants pursuant to the terms of the Plan.

          1.15  Net Cumulative Premiums.  "Net Cumulative Premiums" means
                -----------------------
premiums paid by the Company on a Policy net of any withdrawals or loans from cash value of the Policy made to the Company.

          1.16  Participant.  "Participant" means an eligible Vice
                -----------
President/Shareholder who has completed the underwriting requirements of the Insurance Company, has elected to participate in the Plan in accordance with the provisions of Article II, and has been notified in writing that his or her participation has been approved by the Company.

          1.17  Plan.  "Plan" means this Worldwide Executive Benefit Life
                ----
Insurance Plan for U.S. Executives as set forth in this document and as the same may be amended, administered or interpreted from time to time.

          1.18  Plan Year.  "Plan Year" means May 1 through April 30.
                ---------

          1.19  Policy.  "Policy" means a life insurance policy providing life
                ------
insurance coverage under this Plan.

          1.20  Vice President/Shareholder. "Vice President/Shareholder" means
                --------------------------
any Vice President or more senior officer of the Company (or a subsidiary or affiliated company) who is or becomes a shareholder of the Company at the next subscription offering under the Company's Equity Participation Program and abides by the provisions of such program as determined by the Committee.


                                  ARTICLE II

                                 PARTICIPATION
                                 -------------

          2.1   Participation.  Any Vice President who becomes a shareholder of
                -------------
the Company and is actively employed on a full-time basis (at least 30 hours per week) and who is eligible for life insurance benefits in accordance with the Annual Benefits Schedule for this Plan, which will be issued and updated by the Company from time to time, may enroll in the Plan by electing to participate and completing the underwriting requirements of the Insurance Company and any other enrollment steps required by the Company for coverage to begin. An eligible Vice President/Shareholder shall become a Participant in the Plan upon being notified in writing that his or her participation has been approved by the Company.

          2.2   Insurability.  Eligible Vice President/Shareholders are not
                ------------
automatically entitled to all insurance coverage offered under the Plan. Each eligible Vice President/Shareholder must satisfy the Insurance Company's requirements for obtaining insurance before he or she becomes covered under the Plan. Notwithstanding any other provision of the Plan, a Participant's life insurance coverage under the Plan will be limited to the insurance coverage approved and issued by the Insurance Company on the Participant's life under this Plan less the Net Cumulative Premiums paid by the Company.

          2.3   Commencement of Coverage.  Subject to the limitations of
                ------------------------
Sections 2.1 and 2.2, (i) a Vice President/Shareholder who is eligible for coverage on January 1, 1997 will be covered under the Plan as of January 1, 1997, and (ii) any other eligible Vice President/Shareholder will be covered under the Plan when coverage is approved and issued by the Insurance Company.

          2.4   Increases or Changes in Coverage.  When a Participant's Base
                --------------------------------
Salary is increased, the amount of his or her life insurance coverage under this Plan will increase on the next Coverage Adjustment Date, except as provided in this Section 2.4. Any increase in coverage will not take effect until such additional coverage is approved and issued by the Insurance Company, and a Participant may be required to satisfy the Insurance Company's requirements for obtaining additional insurance before he or she becomes covered for an additional amount of life insurance coverage under the Plan. A Participant's coverage under the Plan will be limited to the coverage issued by the Insurance Company. If a Participant's Base Salary is reduced, the amount of his or her life insurance coverage under this Plan will decrease on the next Coverage Adjustment Date.

          2.5   Declining Coverage.  An eligible Vice President/Shareholder may
                ------------------
decline coverage under the Plan. However, any such person will be required to satisfy the Insurance Company's requirements for obtaining insurance before he or she may become covered under the Plan at a later date.

                                  ARTICLE III

                            LIFE INSURANCE COVERAGE
                            -----------------------

          3.1   Amount of Insurance.  A Participant who is employed by the
                -------------------
Company at the time of his or her death will have life insurance coverage under this Plan. The amount of the life insurance benefit which will be payable to the Beneficiary designated by the Participant will be the amount (in U.S. dollars) set forth in the most recent Annual Benefit Statement issued by the Company to the Participant. This amount will be based on the Annual Benefits Schedule for this Plan, which will be issued by the Company and is subject to change by the Company from time to time in its complete and sole discretion. In the event of any difference between the amount set forth in the most recent Annual Benefit Statement issued to the Participant and the amount determined from the Annual Benefits Schedule, the amount determined from the most recent Annual Benefits Schedule issued by the Company shall be controlling, subject to the limitations set forth below.

               (a)  Limitations on Amount of Coverage. Notwithstanding any other
                    ---------------------------------
provision of the Plan, the amount of the Participant's life insurance coverage under the Plan will be limited to the amount of coverage issued by the Insurance Company on the Participant under this Plan less the Net Cumulative Premiums paid by the Company. If a Participant commits suicide, the Participant's life insurance benefit will be limited to the amount of the death benefits paid by the Insurance Company on Policies issued on the Participant under this Plan less the Net Cumulative Premiums paid by the Company.

               (b)  Coverage After Termination of Employment. After termination
                    ----------------------------------------
of employment with the Company for any reason, a Participant will have no life insurance coverage under this Plan. However, when a Participant terminates employment, the Participant will have an opportunity to purchase the policy insuring the Participant under this Plan pursuant to Article IV.

          3.2  Insurance Policy. To provide the life insurance coverage under
               ----------------
the Plan, the Company shall acquire one or more insurance policies ("Policy" or "Policies") on the life of each Participant. Except as otherwise specifically provided, the Company will be the owner and hold all the incidents of ownership in these Policies, including the rights to borrow and make withdrawals from any Policies, and the entire interest in the cash value with respect to these Policies shall belong to the Company. The Company may withdraw cash value from a Policy up to the Net Cumulative Premiums paid by the Company on the Policy at or after a Participant's retirement or termination of employment. The Participant will have no right to borrow or withdraw cash value from a Policy.

          The Participant may specify in writing to the Company the Beneficiary or Beneficiaries for his or her life insurance coverage under this Plan. Upon receipt of a written request from the Participant, the Company will immediately take such action as shall be necessary to implement such Beneficiary designation. Any death benefits under Policies on the life of the Participant that exceed the amount payable to the Participant's Beneficiary under this Plan shall be payable to the Company. Notwithstanding any other provision of this Plan, the Company shall be entitled to receive death benefits under each Policy issued under this Plan of not less than the Net Cumulative Premiums paid by the Company on such Policy.

          3.3  Assignment. A Participant may assign, revocably or irrevocably,
               ----------
to one or more individuals or trustees all or any part of the right, title, claim, interest, benefit and all other incidents of ownership which he or she may have in any Policies providing his or her life insurance coverage under this Plan. Such assignee shall then have all rights and obligations which have been assigned and otherwise are the Participant's under this Plan. In the event that there has been such an assignment, the term Participant shall mean the Participant's assignee (or any subsequent assignee) as the context requires, in connection with ownership, actions, elections, or other events concerning life insurance coverage on the Participant.

          3.4   Payment of Premiums and Contributions. All premiums for life
                -------------------------------------
insurance coverage under this Plan while a Participant is employed with the Company will be paid by the Company. The Participant will be required each year to reimburse to the Company an amount equivalent to the Economic Benefit of this coverage.

          3.5   Lump Sum Death Benefit.  The Company will provide all life
                ----------------------
insurance benefits payable under the Plan through a lump sum life insurance benefit paid directly from the Insurance Company to the Participant's Beneficiary under a split dollar life insurance program.

          The Company shall notify the Insurance Company of the portion of the death benefit under each Policy to which the Participant is entitled under the Plan. The Participant's interest in the Policy shall be subject to the terms and conditions of the Plan.


                                  ARTICLE IV

       OPTION TO PURCHASE INSURANCE POLICY ON TERMINATION OF EMPLOYMENT
       ----------------------------------------------------------------


          When a Participant terminates employment with the Company for any reason, the Participant may elect to purchase the Policy providing the Participant's coverage under the Plan for a lump sum cash payment equal to the cash value of the Policy. A Participant who purchases a Policy will thereafter be required to pay all future premiums on the Policy.

          A Participant must notify the Company in writing of his or her interest in purchasing a Policy within thirty (30) days after termination of employment. Upon receipt of such notification, the Company will provide information about the Policy to the Participant, including premiums, cash value and a Policy illustration. The Participant must elect in writing to purchase the Policy and make a lump sum cash payment of the full purchase price for the Policy to the Company within thirty (30) days after receipt of information about the Policy from the Company. A Participant's life insurance coverage under this Plan will remain in effect after termination of employment during the period when the Participant is entitled to purchase the Policy providing his or her life insurance coverage under the Plan. Any Participant who dies during the period while he or she is entitled to purchase the Policy will automatically be deemed to have elected to purchase the Policy.

          If the Participant does not timely elect to purchase the Policy, the Participant's life insurance coverage under the Plan will automatically cease, and all incidents of ownership of the Policy (if any) held by the Participant shall automatically be transferred to the Company. After the Participant purchases the Policy, or the Participant's incidents of ownership of the Policy are transferred to the Company, the Company shall have no further legal or equitable obligations of any kind to the Participant under this Plan.

                                   ARTICLE V

       OPTION TO PURCHASE INSURANCE POLICY UPON ELIMINATION OF COVERAGE
       ----------------------------------------------------------------


          Any Participant whose life insurance coverage has been in force at least two years and is eliminated pursuant to Article VIII of this Plan (without being replaced with an equivalent amount of coverage under another plan of the Company) shall have the option to purchase the Policy providing his or her life insurance coverage under this Plan immediately prior to the elimination of such coverage. The purchase price and terms and procedures for purchase shall be the same as under Article IV, except that the applicable time periods shall commence upon elimination of coverage, rather than termination of employment.


                                  ARTICLE VI

                            BENEFICIARY DESIGNATION
                            -----------------------

          6.1  Designation of Beneficiary. Each Participant (or his or her
               --------------------------
assignee in the case of an assignment of the Participant's life insurance coverage pursuant to Section 3.3 of this Plan) shall have the right to designate a Beneficiary or Beneficiaries to whom payment of the Participant's life insurance benefit under this Plan shall be made in the event of the Participant's death. Such designation shall be made on a form prescribed by and delivered to the Company. Except where such designation is irrevocable, the Participant shall have the right to change or revoke any such designation from time to time by filing a new designation or notice of revocation with the

Company, and no notice to any Beneficiary nor consent by any Beneficiary shall be required to effect any such change or revocation except as provided below. The spouse of a married Participant must consent in writing to any designation of a Beneficiary other than the spouse. Any designation of a Beneficiary for a married Participant other than the spouse of such Participant will be null and void without the written consent of the spouse in the form required by the Company. A subsequent marriage or divorce of the Participant shall revoke all prior designations of a Beneficiary, except for any prior designation which was irrevocable.

          6.2  Failure to Designate Beneficiary. If a Participant shall fail to
               --------------------------------
designate a Beneficiary before his or her demise, or if no designated Beneficiary survives the Participant, the Committee shall direct the Insurance Company to make payment under this Plan to the Participant's spouse, if the Participant was married at the time of death, or otherwise to the executor or administrator for the Participant's estate.

                                  ARTICLE VII

                                ADMINISTRATION
                                --------------

          7.1  Administrator. The Board shall appoint a Committee consisting of
               -------------
three or more persons to administer the Plan and shall have authority to appoint and remove members from the Committee. The Committee shall have the administrative responsibilities hereinafter described with respect to the Plan. Whenever any action is required or permitted to be taken in the administration of the Plan, such action shall be taken by the Committee unless the Committee's power is expressly limited herein or by operation of the law. The Committee shall be the Plan "Administrator" (as such term is defined in Section 3(16)(A) of ERISA). The Committee may delegate its duties and responsibilities as it, in its sole discretion, deems necessary or appropriate to the execution of such duties and responsibilities. The Committee as a whole or any of its members may serve in more than one capacity with respect to the Plan. A member of the Committee shall not vote or act upon any matter which relates solely to the member in his or her individual capacity as a Participant.

     7.2  Powers and Duties. The Committee, or its delegates, shall maintain and
          -----------------
keep (or cause to be maintained and kept) such records as are necessary for the efficient operation of the Plan or as may be required by any applicable law, regulation or ruling and shall provide for the preparation and filing of such forms, reports, information, and documents as may be required to be filed with any governmental agency or department and furnished to Participants and/or Beneficiaries.

          Except to the extent expressly reserved to the Company or the Board, the Committee shall have all powers necessary to administer the Plan and to satisfy the requirements of any applicable laws. These powers shall include, by way of illustration and not limitation, the exclusive powers and discretionary authority necessary to:

               (a) construe and interpret the Plan; declare and amend the Annual Benefits Schedule; decide all questions of eligibility, including whether a person shall participate in the Plan for U.S. or International Executives; decide all questions of fact relating to claims for benefits; and determine the amount, time, manner, method, and mode of payment of any benefits hereunder;

               (b) direct the Company and/or the trustee or custodian of any trust or custodial account established at the discretion of the Company to provide for the payment of benefits under the Plan, including the amount, time, manner, method, and mode of payment of any benefits hereunder;

               (c) prescribe procedures to be followed and forms to be used by Participants and/or other persons in filing applications or elections;

               (d) prepare and distribute, in such manner as may be required by law or as the Committee deems appropriate, information explaining the Plan; provided, however, that no such explanation shall contravene the terms of this Plan or increase the rights of any Participant or Beneficiary or the liabilities of the Company; and

               (e) perform all functions otherwise imposed upon a plan administrator by ERISA which are not expressly reserved to the Company or the Board.

          7.3  Claims Procedure.   The right of any Participant or Beneficiary
               ----------------
to receive a benefit hereunder and the amount of such benefit shall be determined in accordance with the procedures for determination of benefit claims established and maintained by the Committee in compliance with the requirements of Section 503 of ERISA.

                                 ARTICLE VIII

                       AMENDMENT AND TERMINATION OF PLAN
                       ---------------------------------

          Subject to the limitations of Article V, the Board may, at any time in its complete and sole discretion, amend or terminate the Plan in whole or in part, change the amount of coverage under the Plan, or otherwise modify the Annual Benefits Schedule for the Plan. Except as provided in Article V, the Company is not obligated to continue any life insurance benefit, any insurance coverage or any insurance policy after such action. Written notice of any amendment or termination of the Plan shall be given to each affected Participant in the Plan.

                                  ARTICLE IX

                                 MISCELLANEOUS
                                 -------------

          9.1  ERISA Plan. This Plan is covered by Title I of the Employee
               ----------
Retirement Income Security Act of 1974 ("ERISA") as a welfare benefit plan. The Company is the "named fiduciary" of the Plan for purposes of Section 402(a) (2) of ERISA.

          9.2  Employment Not Guaranteed. Nothing contained in this Plan nor any
               -------------------------
action taken hereunder shall be construed as a contract of employment or as giving any Participant any right to be retained in employment with the Company or its Affiliates.

          9.3  Protective Provisions. Each Participant shall cooperate with the
               ---------------------
Company by furnishing any and all information requested by the Company in order to facilitate the payment of benefits hereunder, taking such physical examinations as the

Company may deem necessary and taking such other relevant action as may be requested by the Company. If a Participant refuses so to cooperate, the Company shall have no further obligation to the Participant or his or her Beneficiary under the Plan. If a Participant makes any material misstatement of information or nondisclosure of medical history or commits suicide within two years after becoming a Participant in the Plan, then no benefits will be payable hereunder to such Participant's Beneficiary, provided, that in the Company's sole discretion benefits may be payable in an amount reduced to compensate the Company for any loss, cost, damage or expense suffered or incurred by the Company as a result in any way of any such action, misstatement or nondisclosure.

          9.4  Arbitration. Any controversy or claim arising out of or relating
               -----------
to this Plan, or the breach thereof, shall be settled by arbitration in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitration shall occur in Los Angeles, California. The fees and expenses of any arbitration shall be awarded by the arbitrator(s).

          9.5  Gender, Singular & Plural. All pronouns and any variations
               -------------------------
thereof shall be deemed to refer to the masculine, feminine, or neuter, as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.

     9.6   Captions.  The captions of the articles, sections and paragraphs of
           --------
this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

    9.7    Validity.  In the event any provision of this Plan is held invalid,
           --------
void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provisions of this Plan, and this Plan shall be deemed to be modified to the least extent possible to make it valid and enforceable in its entirety.

     9.8   Notices and Elections.  Any notice or election required or permitted
           ---------------------
to be given to the Company or the Committee under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Company, directed to the attention of the President. Such notice or election shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

     9.9   Notice to Insurance Company.  The Company shall be responsible for
           ---------------------------
notifying the Insurance Company which issues any Policy or Policies under this Plan of any changes in the ownership rights and interests of the Participant and the Company and of any changes in the Beneficiaries to receive death benefits under the Plan, and the Insurance Company shall be entitled to rely upon such notification received from the Company.

     9.10  Applicable Law.  This Plan shall be construed, regulated and
           ---------------
administered in accordance with the laws of the

State of California, except insofar as state law is preempted by ERISA.

          9.11 Waiver of Breach. The waiver by the Company of any provision of
               ----------------
this Plan shall not operate or be construed as a waiver of any subsequent breach by the Participant.

          9.12 Benefit. The rights and obligations of the Company under this
               -------
Plan shall inure to the benefit of, and shall be binding upon, the successors and assigns of the Company.

                                   ARTICLE X

              DISCLAIMER OF RESPONSIBILITIES FOR TAX CONSEQUENCES
              ---------------------------------------------------

          The Company and its Affiliates assume no responsibility, and do not purport to provide any tax or legal advice or counsel, with respect to any tax consequences or liabilities which result from the life insurance coverage and benefits which are provided under this Plan. Participants and Beneficiaries must look solely to their own tax and legal advisers for such advice and counsel.

     IN WITNESS WHEREOF, the Company has caused this Worldwide Executive Benefit Life Insurance Plan for U.S. Executives to be executed this 31st day of December, 1996, effective as of January 1, 1997.


                                             KORN/FERRY INTERNATIONAL

                                             By /s/ Peter L. Dunn
                                                -------------------------
                                                Title:

Attest:

By /s/ Kristine E. Key
   -------------------------
   Title:

                           KORN/FERRY INTERNATIONAL
                         WORLDWIDE EXECUTIVE BENEFIT
                             LIFE INSURANCE PLAN
                             FOR U.S. EXECUTIVES

                           ANNUAL BENEFITS SCHEDULE
                           ------------------------


================================================================================

     The life insurance coverage for each Participant is subject to all of the terms of the Korn/Ferry International Worldwide Executive Benefit Life Insurance Plan for U.S. Executives. The Company will furnish an Annual Benefit Statement to each Participant which will set forth the actual amount (in U.S. dollars) of his or her life insurance coverage under the Plan for the applicable year. The amount of life insurance coverage will be based on this Annual Benefits Schedule. In the event of any difference between the amount set forth in the most recent Annual Benefit Statement issued to the Participant and the amount determined from this Annual Benefits Schedule, the amount determined from the most recent Annual Benefits Schedule issued by the Company shall be controlling, subject to the limitations set forth in the Plan. In particular, the amount of life insurance coverage will in all events be limited to the amount of coverage issued by the Insurance Company on the Participant under the Plan less the Net Cumulative Premiums paid by the Company. The Company reserves the right, at any time in its complete and sole discretion, to amend or terminate the Plan in whole or in part, change the amount of coverage under the Plan or otherwise modify this Annual Benefits Schedule.

================================================================================

                           KORN/FERRY INTERNATIONAL
                          WORLDWIDE EXECUTIVE BENEFIT
                              LIFE INSURANCE PLAN
                              FOR U.S. EXECUTIVES
                           ANNUAL BENEFITS SCHEDULE
                           ------------------------


                       JANUARY 1, 1997 TO APRIL 30, 1997
       --------------------------------------------------------------------

            COUNTRY         GOVERNMENT & KF       WEB - LIFE INSURANCE
                            PROGRAM OFFSET             PLAN BENEFIT
       --------------------------------------------------------------------

          United States          $50,000       3x Base Salary less $50,000

       --------------------------------------------------------------------

     a.   Effective January 1, 1997
     b.   Rounded to the nearest $10,000


          4/30/97                             /s/ Peter L. Dunn
     -------------------------                -----------------------------
     Date                                     Signature

                           KORN/FERRY INTERNATIONAL
                          WORLDWIDE EXECUTIVE BENEFIT
                              LIFE INSURANCE PLAN
                              FOR U.S. EXECUTIVES

                           ANNUAL BENEFITS SCHEDULE


                         MAY 1, 1997 TO APRIL 30, 1998
          ----------------------------------------------------------------

             COUNTRY         GOVERNMENT & KF          WEB - LIFE INSURANCE
                             PROGRAM OFFSET               PLAN BENEFIT
          ----------------------------------------------------------------

           United States        $50,000       3x Base Salary less $50,000

          ----------------------------------------------------------------

        a.   Coverage increases effective June 1


                4/30/98                           /s/ Peter L. Dunn
          -----------------------------           -------------------------
          Date                                    Signature